                                                                 EXECUTION COPY


                               SECURITY AGREEMENT

                            Dated as of July 27, 2001

                                      From

                         THE GRANTORS REFERRED TO HEREIN

                                       to

                               CITICORP USA, INC.

                             AS ADMINISTRATIVE AGENT

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                                TABLE OF CONTENTS


SECTION                                                                             PAGE

SECTION 1.   GRANT OF SECURITY........................................................2

SECTION 2.   SECURITY FOR OBLIGATIONS.................................................6

SECTION 3.   GRANTORS REMAIN LIABLE...................................................6

SECTION 4.   DELIVERY AND CONTROL OF SECURITY COLLATERAL..............................6

SECTION 5.   MAINTAINING THE PLEDGED ACCOUNTS.........................................7

SECTION 6.   MAINTAINING THE CASH CONCENTRATION ACCOUNT...............................8

SECTION 7.   INVESTING OF AMOUNTS IN THE CASH CONCENTRATION ACCOUNT...................9

SECTION 8.   REPRESENTATIONS AND WARRANTIES...........................................10

SECTION 9.   FURTHER ASSURANCES.......................................................13

SECTION 10.  AS TO EQUIPMENT AND INVENTORY............................................14

SECTION 11.  INSURANCE................................................................14

SECTION 12.  PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES..................15

SECTION 13.  AS TO INTELLECTUAL PROPERTY COLLATERAL...................................16

SECTION 14.  AS TO THE ASSIGNED AGREEMENTS............................................17

SECTION 15.  PAYMENTS UNDER THE ASSIGNED AGREEMENTS...................................18

SECTION 16.  TRANSFERS AND OTHER LIENS................................................18

SECTION 17.  ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT..........................18

SECTION 18.  ADMINISTRATIVE AGENT MAY PERFORM.........................................19

SECTION 19.  THE ADMINISTRATIVE AGENT'S DUTIES........................................19

SECTION 20.  REMEDIES.................................................................19

SECTION 21.  INDEMNITY AND EXPENSES...................................................21

SECTION 22.  AMENDMENTS; WAIVERS; ADDITIONAL GRANTORS; ETC............................22

SECTION 23.  NOTICES; ETC.............................................................22

SECTION 24.  CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT.....22

SECTION 25.  RELEASE; TERMINATION.....................................................23

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                                       ii

SECTION 26.   SECURITY INTEREST ABSOLUTE..............................................23

SECTION 27.   SEVERABILITY............................................................24

SECTION 28.   EXECUTION IN COUNTERPARTS...............................................24

SECTION 29.   THE MORTGAGES...........................................................24

SECTION 30.   GOVERNING LAW...........................................................24

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SCHEDULES


Schedule I       -    Investment Property
Schedule II      -    Intentionally Omitted
Schedule III     -    Locations of Equipment and Inventory
Schedule IV      -    Jurisdiction of Organization, Organizational Identification
                      Number and Federal Tax Identification Number
Schedule V       -    Patents, Trademarks and Trade Names, Copyrights and Licenses
Schedule VI      -    Pledged Accounts and Cash Concentration Account



EXHIBITS

Exhibit A        -    Form of Security Agreement Supplement
Exhibit B        -    Form of Pledged Account Letter
Exhibit C        -    Form of Consent and Agreement
Exhibit D        -    Form of Control Agreement
Exhibit E        -    Form of Intellectual Property Security Agreement
Exhibit F        -    Form of Intellectual Property Security Agreement Supplement
Exhibit G        -    Form of Cash Concentration Account Letter


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                              SECURITY AGREEMENT

          SECURITY AGREEMENT dated as of July 27, 2001 made by ACCURIDE CORPORATION, a Delaware corporation (the "U.S. BORROWER"), ACCURIDE CANADA, INC., a corporation organized under the laws of the Province of Ontario, Canada (the "CANADIAN BORROWER") (each, individually, a "BORROWER" and, collectively, the "Borrowers"), and each of the other Persons listed on the signature pages hereof (together with the Borrowers, and each of the Additional Grantors (as defined in Section 20(b) below), collectively, the "GRANTORS" and, individually, a "GRANTOR"), to Citicorp USA, Inc. ("CUSA"), as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII of the Credit Agreement (as defined below), the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement).

          PRELIMINARY STATEMENTS.

          (1) The U.S. Borrower and the Canadian Borrower have entered into a Second Amended and Restated Credit Agreement dated as of July 27, 2001 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the Lender Parties, Citicorp as Administrative Agent, Salomon Smith Barney Inc., as Arranger, Bankers Trust as Syndication Agent and Wells Fargo as Documentation Agent.

          (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement so that the U.S. Borrower and its Restricted Subsidiaries party to this Agreement shall grant a first priority security interest in all of their assets and property now owned or hereafter acquired to secure the Obligations of the Borrowers under the Credit Agreement.

          (3) The Borrower has security entitlements (the "PLEDGED SECURITY ENTITLEMENTS") with respect to all the financial assets (the "PLEDGED FINANCIAL ASSETS") credited from time to time to the Borrower's account, Account No. 878283 (the "SECURITIES ACCOUNT"), with Banc of America Securities LLC at its office at 233 South Wacker Drive, 27th Floor, Chicago IL.

          (4) Within 30 days of the Effective Date, (a) the U.S. Borrower shall have opened a cash collateral account (the "U.S. BORROWER CASH COLLATERAL ACCOUNT") with Citibank, N.A. ("CITIBANK") at its offices at 399 Park Avenue, New York, New York 10043, and (b) the Canadian Borrower shall have opened a cash collateral account (the "CANADIAN BORROWER CASH COLLATERAL ACCOUNT" and, together with the U.S. Borrower Cash Collateral Account, the "CASH COLLATERAL ACCOUNTS") with Citibank at its Affiliate's offices at 123 Front Street West, Toronto, Ontario, Canada. Each of the Cash Collateral Accounts shall have been opened in the name of applicable Borrower pursuant to, and for the purpose set forth in Section 2.06(b)(vii) of the Credit Agreement, Section 20(d) of this Agreement and Section 15(e) of the Pledge Agreement, shall be under the sole and exclusive dominion and control of the Administrative Agent and subject to the terms of this Agreement and of the Pledge Agreement.

          (5) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry into Bank Hedge Agreements by the Hedge Banks from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          (6) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

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                                        2

          (7) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. The term "FEDERAL BOOK ENTRY REGULATIONS" means (a) the federal regulations contained in Subpart B ("TREASURY/RESERVE AUTOMATED DEBT ENTRY SYSTEM (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("ADDITIONAL PROVISIONS") of 31 C.F.R. Part 357, 31 C.F.R.
Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through
Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Bank Hedge Agreements from time to time, each Grantor hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

          SECTION 1. GRANT OF SECURITY. Each Grantor hereby assigns and pledges to the Administrative Agent for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

               (a) all equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment,fixtures, parts and accessions being the "EQUIPMENT");

               (b) all inventory in all of its forms (including, without limitation, (i) all wheels and raw materials and work in process therefore,finished goods thereof and materials used or consumed in the manufacture,production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

               (c) all accounts, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, ` general intangibles or obligations (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "RECEIVABLES", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

               (d) the following (the "SECURITY COLLATERAL"):

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                     (i)   the Securities Account, all Pledged Security
     Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Account, and all Pledged Financial Assets, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets; and

                     (ii) all other investment property (including, without limitation, all (A) security entitlements, (B) securities accounts, (C) commodity contracts and (D) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

               (e) each of the agreements of each Grantor, and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

               (f) the following (collectively, the "ACCOUNT COLLATERAL"):

                     (i) an account listed on Schedule VI as the Cash Concentration Account (the "CASH CONCENTRATION ACCOUNT"), all financial assets from time to time credited to the Cash Concentration Account (including, without limitation, all Cash Equivalents from time to time credited to the Cash Concentration Account), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets, and all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Concentration Account;

                     (ii) all Pledged Accounts (as hereinafter defined) from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

                     (iii) all other deposit accounts (including, without limitation, the operating accounts of such Grantor) of such Grantor from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                     (iv) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor, including, without limitation,

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          those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                     (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

               (g) the following (collectively, the "INTELLECTUAL PROPERTY
                   COLLATERAL"):

                     (i) all United States, international and foreign patents, patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Part A of Schedule V hereto (as such Schedule V may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit F hereto (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by such Grantor to the Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "PATENTS");

                     (ii) all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Part B of
          Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Administrative Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "TRADEMARKS");

                     (iii) all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule V hereto including, without limitation, the trademark registrations and trademark applications set forth in Part C Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Administrative Agent from time to time), together with

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                                       5

          all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "COPYRIGHTS");

                     (iv) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "TRADE SECRETS");

                     (v) all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "COMPUTER SOFTWARE");

                     (vi) all license agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the license agreements set forth in Part D of Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Administrative Agent from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the "LICENSES"); and

                     (vii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (h) all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (g) of this Section 1 and this clause
     (h)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's rights and interests (i) in any license, contract or agreement to which such Grantor is a party or any of its rights thereunder to the extent, but only to the extent that such a grant would, under the terms of any such license, contract or agreement, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the UCC of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); PROVIDED that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and provisions as if such provision had never been in effect, or (ii) in any Equipment that is subject to a Capital Lease or purchase money financing (in each case as

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permitted by the Credit Agreement) so long as, and only so long as, such Capital
Lease or purchase money financing by its terms would not allow the security interest created hereunder.

          SECTION 2. SECURITY FOR OBLIGATIONS. The pledge and assignment of, and the grant of a lien on and security interest in, the Collateral by the U.S. Borrower and each of the other Grantors that is a Restricted Subsidiary of the U.S. Borrower secures the payment of all Obligations of each Loan Party now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS").

          SECTION 3. GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4. DELIVERY AND CONTROL OF SECURITY COLLATERAL. (a) At any time upon the occurrence and during the continuance of a Default under Section 7.01(a) or (f) of the Credit Agreement, or upon the occurrence of an Event of Default, in its sole discretion and without notice to any Grantor, the Administrative Agent shall have the right at any time to convert Security Collateral consisting of financial assets credited to the Securities Account to Security Collateral consisting of financial assets held directly by the Administrative Agent, and to convert Security Collateral consisting of financial assets held directly by the Administrative Agent to Security Collateral consisting of financial assets credited to the Securities Account.

          (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Administrative Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Administrative Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit D hereto or otherwise in form and substance satisfactory to the Administrative Agent (such agreement being a "SECURITIES ACCOUNT CONTROL AGREEMENT").

          (c) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

          (d) The Administrative Agent hereby agrees with the Grantors that, unless a Default under Section 7.01(a) or (f) of the Credit Agreement has occurred and is continuing, or an Event of

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Default has occurred, the Administrative Agent shall not issue instructions under the Securities Account Control Agreement.

          SECTION 5. MAINTAINING THE PLEDGED ACCOUNTS. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Bank Hedge Agreement shall be in effect or any Lender Party shall have any Commitment under the Credit Agreement:

               (a) Within 30 days of the Effective Date, each Grantor will establish and maintain lockboxes and deposit accounts (collectively, the "PLEDGED ACCOUNTS") only with banks (the "PLEDGED ACCOUNT BANKS") that have entered into letter agreements in substantially the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent with such Grantor and the Administrative Agent (the "PLEDGED ACCOUNT LETTERS").

               (b) Each Grantor will (i) immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "OBLIGOR") to make such payment to a Pledged Account of such Grantor or to the Cash Concentration Account and (ii) deposit in a Pledged Account or pay to the Administrative Agent for deposit in the Cash Concentration Account, at the end of each Business Day, all proceeds of Collateral and all other cash of such Grantor in excess of $250,000 in the aggregate.

               (c) Concurrently with or promptly after entering into a Pledged Account Letter with any Pledged Account Bank, each Grantor will instruct such Pledged Account Bank to transfer to the Cash Concentration Account, at the end of each Business Day, in same day funds, an amount equal to the credit balance of the Pledged Account in such Pledged Account Bank. If any Grantor shall fail to give any such instructions to any Pledged Account Bank, the Administrative Agent may do so without further notice to any Grantor.

               (d) Each Grantor agrees that it will not add any bank as a Pledged Account Bank or add any account as a Pledged Account to those listed in Schedule VI hereto, unless the Administrative Agent shall have received at least 10 days' prior written notice of such addition and shall have received a Pledged Account Letter executed by such new Pledged Account Bank and such Grantor or a supplement to an existing Pledged Account Letter covering such new Pledged Account, as the case may be (and, upon the receipt by the Administrative Agent of such Pledged Account Letter or supplement, Schedule VI hereto shall be automatically amended to include such Pledged Account Bank or Pledged Account). Each Grantor agrees that it will not terminate any bank as a Pledged Account Bank or terminate any account as a Pledged Account, unless the Administrative Agent shall have received at least 10 days' prior written notice of such termination (and, upon such termination, Schedule VI hereto shall be automatically amended to delete such Pledged Account Bank or Pledged Account).

               (e) Upon any termination of any Pledged Account Letter or other agreement with respect to the maintenance of a Pledged Account by any Grantor or any Pledged Account Bank, such Grantor will immediately notify all Obligors that were making payments to such Pledged Account to make all future payments to another Pledged Account or to the Cash Concentration Account. Each Grantor agrees to terminate any or all Pledged Accounts and Pledged Account Letters upon request by the Administrative Agent.

               (f) The Grantors will draw checks on, and otherwise withdraw amounts from, their respective operating accounts in such amounts as may be required in the ordinary course of

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                                       8

     business (including, without limitation, to pay or prepay Debt outstanding under the Loan Documents). So long as no Default under Section 7.01(a) or
     (f) of the Credit Agreement or no Event of Default shall have occurred and be continuing, the Administrative Agent will direct the applicable Collateral Bank (as hereinafter defined) to transfer amounts on deposit in the Cash Concentration Account to the respective operating accounts to the extent necessary to pay all checks drawn on, and all amounts otherwise withdrawn from, such operating accounts.

               (g) Each Grantor agrees that it will not add any account as an unblocked account and will not terminate any account as an unblocked account, unless the Administrative Agent shall have received at least 10 days' prior written notice of such addition or termination.

               (h) Notwithstanding anything to the contrary in this Agreement, with respect to the lock-box account of the U.S. Borrower maintained in London, Ontario, Canada (the "CANADIAN LOCK-BOX"), the transfers required pursuant to Section 5(c) shall be to the cash concentration account maintained by the Canadian Borrower under the Canadian Security Agreement rather than to the Cash Concentration Account.

               (i) The Administrative Agent hereby agrees with the Grantors that, unless a Default under Section 7.01(a) or (f) of the Credit Agreement has occurred and is continuing, or an Event of Default has occurred, the Administrative Agent shall not issue instructions under the Pledged Account Letters.

          SECTION 6. MAINTAINING THE CASH CONCENTRATION ACCOUNT. So long as any of the Advances shall remain unpaid, any Letter of Credit shall be outstanding, any Bank Hedge Agreement shall be in effect or any of the Lender Parties shall have any Commitment under the Credit Agreement:

               (a) The U.S. Borrower will maintain its Cash Concentration Account with any commercial bank reasonably acceptable to the Administrative Agent (the "COLLATERAL BANK") in accordance with the terms of this Agreement and, within 30 days of the Effective Date, will provide a letter agreement (the "CASH CONCENTRATION ACCOUNT LETTER") among the U.S. Borrower, the Collateral Bank and the Administrative Agent, which letter agreement is to be in substantially the form of Exhibit G hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent. Upon the occurrence and continuance of a Default under Section 7.01(a) or (f) or the occurrence of an Event of Default, the Administrative Agent shall have sole and exclusive dominion and control of the Cash Concentration Account subject to the terms of this Agreement and of the Cash Concentration Account Letter.

               (b) It shall be a term and condition of the Cash Concentration Account that no amount (including, without limitation, interest on Collateral Investments related thereto) shall be paid or released to or for the account of, or withdrawn by or for the account of, the U.S. Borrower or any other Person from the Cash Concentration Account, except as otherwise provided in Sections 5 and 20 hereof and in the Cash Concentration Account Letter.

               (c) The U.S. Borrower agrees that it will not add any bank as a Collateral Bank or add any account as a Cash Concentration Account to that listed in Schedule VI hereto, unless the Administrative Agent shall have received at least 10 days' prior written notice of such addition and shall have received a Cash Concentration Account Letter executed by such new Collateral Bank and the U.S. Borrower or a supplement to an existing
     Cash Concentration Account Letter covering such new Cash Concentration Account, as the case may be (and, upon the receipt by the Administrative Agent of such new Cash Concentration Account Letter or supplement, Schedule VI hereto shall be automatically amended to include such Collateral Bank

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                                       9

     or Cash Concentration Account). The U.S. Borrower agrees that it will not terminate any Collateral Bank as a Collateral Bank or terminate any account as a Cash Concentration Account, unless the Administrative Agent shall have received at least 10 days' prior written notice of such termination (and, upon such termination, Schedule VI hereto shall be automatically amended to delete such Collateral Bank or Cash Concentration Account).

               (d) The Administrative Agent hereby agrees with the U.S. Borrower that, unless a Default under Section 7.01(a) or (f) of the Credit Agreement has occurred and is continuing, or an Event of Default has occurred, the Administrative Agent shall not issue instructions under the Cash Concentration Letter.

          SECTION 7. INVESTING OF AMOUNTS IN THE CASH CONCENTRATION ACCOUNT.

               (a) So long as no Default under Section 7.01(a) or 7.01(f) of the Credit Agreement or Event of Default has occurred and is continuing, the U.S. Borrower may direct the Collateral Bank to (i) invest amounts on deposit in the Cash Concentration Account in such Cash Equivalents as the U.S. Borrower may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the U.S. Borrower, and
     (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as the U.S. Borrower may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the U.S. Borrower (the Cash Equivalents referred to in clauses (i) and (ii) of this Section 7(a) being, collectively, the "U.S. BORROWER COLLATERAL INVESTMENTS").

               (b) Upon the occurrence and during the continuance of a Default under Section 7.01(a) or 7.01(f) of the Credit Agreement or an Event of Default, the Administrative Agent may, subject to the provisions of
     Section 20, from time to time (i) invest amounts on deposit in the Cash Concentration Account in such Cash Equivalents as the Administrative Agent may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the U.S. Borrower, and (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in such Cash Equivalents as the Administrative Agent may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the U.S. Borrower (the Cash Equivalents referred to in clauses (i) and (ii) of this Section 7(b), together with the U.S. Borrower Collateral Investments, being, collectively, the "COLLATERAL INVESTMENTS").

               (c) Interest and proceeds that are not invested or reinvested in Collateral Investments as provided in subsection (a) or (b) of this Section 7 shall be deposited and held in the Cash Concentration Account.

               (d) The Administrative Agent shall not have any liability to the U.S. Borrower or any other Grantors or any of the Secured Parties for, or as a result of, any losses suffered from any Collateral Investment made by it in accordance with this Section 7 or if the earnings realized on any such Collateral Investment are less than otherwise could have been achieved had other Cash Equivalents been selected by the U.S. Borrower or the Administrative Agent pursuant to the terms of subsection (a) or (b), respectively, of this Section 7.

               (e) All of the Collateral Investments made in respect of the Cash Concentration Account and all interest and income received thereon and therefrom, and the net proceeds realized upon the maturity or sale thereof, shall be held in the Cash Concentration Account as

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                                       10

     Account Collateral, which amounts may be released solely in accordance with the provisions of Sections 20 hereof and of the Cash Concentration Account Letter.

          SECTION 8. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

               (a) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule III hereto, as such
     Schedule III may be amended from time to time to reflect a change in the location of such Equipment or Inventory. The jurisdiction of organization and the original copies of each Assigned Agreement and Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, are located at the address specified therefor in Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 12(a). Such Grantor's federal tax identification and organizational identification number are set forth opposite such Grantor's name in Schedule IV hereto. Original copies of each material Assigned Agreement and all originals of all chattel paper that evidence Receivables have been delivered to the Administrative Agent, in each case to the extent that delivery thereof to the Administrative Agent is required under Section 4. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument in an aggregate amount in excess of $100,000 that has not been delivered to the Administrative Agent.

               (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement. Such Grantor has the trade names listed on Schedule V hereto.

               (c) Such Grantor has exclusive possession and control of the Equipment and Inventory other than (i) Inventory with an aggregate value not to exceed $100,000 that is being processed by third-party processors pursuant to a contract with a Grantor and (ii) Inventory stored at any leased premises or warehouse for which a landlord's or warehouseman's agreement, in form and substance reasonably satisfactory to the Administrative Agent, is in effect and which leased premises or warehouse is so indicated by an asterisk on Schedule III hereto, as such Schedule III may be amended from time to time to reflect a change in the location of such Equipment or Inventory; provided that the Grantors may store Inventory at the leased premises or warehouse of any landlord or warehouseman without a landlord's or warehouseman's agreement (x) for a period of 30 days after the Effective Date and (y) to the extent that a landlord's or warehouseman's agreement is not obtained from such landlord or warehouseman after the exercise by such Grantor of commercially reasonably efforts.

               (d) All of the investment property owned by such Grantor as of the date hereof is listed on Schedule I hereto.

               (e) The Assigned Agreements to which such Grantor is a party have been duly authorized, executed and delivered by such Grantor and, to the knowledge of such Grantor, all other parties thereto, are in full force and effect and are binding upon and enforceable against such Grantor and, to the knowledge of such Grantor, all other parties thereto in accordance with their terms. True and complete copies of all material Assigned Agreements have been furnished

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                                       11

     to the Administrative Agent. There exists no default under any material Assigned Agreement to which such Grantor is a party by such Grantor and, to the knowledge of such Grantor, by all other parties thereto. Each party to the Assigned Agreements for which Administrative Agent has requested a consent and to which such Grantor is a party, other than the Grantors, has executed and delivered to such Grantor a consent, in substantially the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent, to the assignment of the Agreement Collateral to the Administrative Agent pursuant to this Agreement; provided that such consent shall not be required from any party if it is not obtained from such party after the exercise by such Grantor of commercially reasonable efforts.

               (f) Such Grantor has no Pledged Accounts, Cash Concentration Account or other deposit accounts other than the Pledged Accounts and the Cash Concentration Account listed on Schedule VI hereto, as such Schedule VI may be amended from time to time pursuant to Section 5(d) and Section 6(c). Such Grantor has instructed all existing Obligors to make all payments to a Pledged Account.

               (g) All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

               (h) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for (w) the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been, or will be, duly filed and are in full force and effect, (x) the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been, or will be, duly recorded and are in full force and effect, (y) the execution of the Control Agreements pursuant to this Agreement and (z) the recording of the Lien of the Administrative Agent hereunder on the certificate of title for any Equipment which is certificate in any state (which recording shall not be required for any Equipment with a value of less than $50,000), or (iii) for the exercise by the Administrative Agent of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

               (i) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

               (j) As to itself and its Intellectual Property Collateral:

                     (i) To the knowledge of such Grantor, the rights of such Grantor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the

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                                      12

          intellectual property rights of any third party that could reasonably be expected to have a Material Adverse Effect.

                     (ii) Such Grantor is the owner of the right, title and interest in and to the Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

                     (iii) The Intellectual Property Collateral set forth on Schedule V hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Grantor.

                     (iv) Except for immaterial portions thereof, the Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to such Grantor's knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any material item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

                     (v) Such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every material item of Intellectual Property Collateral in full force and effect throughout the world in all jurisdictions reasonably necessary for such Grantor's use thereof, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices. Such Grantor has used proper statutory notice in connection with its use of each material patent, trademark and copyright of the Intellectual Property Collateral.

                     (vi) No action, suit, investigation, litigation or proceeding has been asserted or is pending or, to the knowledge of such Grantor, threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe upon or misappropriate any patent, trademark, copyright or any other proprietary right of any third party except for such matters as could not reasonably be expected to have a Material Adverse Effect. To the best of such Grantor's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral or upon the rights of such Grantor therein except for such matters as could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule V hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral except for those that do not interfere in any material respect with the Grantor's use thereof.

                     (vii) With respect to each material License: (A) such License is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (C) such Grantor has not received any notice of termination or cancellation under such License; (D) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such License; and (F) neither such Grantor nor any other party to such License is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

                     (viii) To the best of such Grantor's acknowledge except for such matters as could not reasonably be expected to have a Material Adverse Effect, (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's Intellectual Property Collateral.

          SECTION 9. FURTHER ASSURANCES. (a)   Each Grantor agrees from time to
time, at its sole expense, to promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) mark, at the request of the Administrative Agent, conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract, each Assigned Agreement and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby, and (iv) deliver to the Administrative Agent evidence that all other action that the Administrative Agent may deem reasonably necessary or desirable in order to perfect and protect the Security interest created by such Grantor under this Agreement has been taken.

          (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

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                                       14

          (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          SECTION 10. AS TO EQUIPMENT AND INVENTORY. (a) Each Grantor will promptly furnish to the Administrative Agent a statement respecting any loss or damage exceeding $1,000,000 to any of the Equipment or Inventory of such Grantor.

          (b) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor, except to the extent payment thereof is not required by Section 5.01(b) of the Credit Agreement. In producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

          SECTION 11. INSURANCE. (a) Each Grantor will, at its own expense, establish, within 30 days of the Effective Date, and maintain insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Administrative Agent from time to time. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Administrative Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $500,000 per occurrence) to be paid directly to the Administrative Agent. Each such policy shall in addition (i) name such Grantor and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Administrative Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer. Each Grantor will, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Administrative Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 11 and cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 11 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

          (c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Administrative Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Administrative Agent to the applicable Grantor, and such payments may be invested by such Grantor in the business or used to prepay or retire Debt as permitted under the Credit Agreement within one year following such release; PROVIDED, HOWEVER, that any portion of such payments that has not been invested in the business or used to prepay or retire Debt as permitted under the Credit Agreement within such one-year period shall (i) be deemed to be Net Cash Proceeds

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                                       15

occurring on the last day of such one-year period and (ii) be applied to the prepayment of Advances in accordance with Section 2.06(b)(ii) of the Credit Agreement; PROVIDED FURTHER that, for purposes of the preceding PROVISO, such one-year period shall be extended by up to six months from the last day of such one-year period so long as (A) such payments are to be invested in the business or used to prepay or retire Debt as permitted under the Credit Agreement within such additional six-month period under the U.S. Borrower's or any of its Restricted Subsidiaries' business plan as most recently adopted in good faith by its board of directors and (B) such Person believes in good faith that such proceeds will be so reinvested within such additional six-month period. Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Administrative Agent and shall, in the Administrative Agent's sole discretion,
(i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 20(d).

          SECTION 12. PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES.
(a) Each Grantor will keep its jurisdiction of organization, and originals of the Assigned Agreements, and Related Contracts to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, at the location therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Administrative Agent, at such other location in a jurisdiction where all actions required by Section 9 shall have been taken with respect to the Collateral of such Grantor (and, upon the taking of such action in such jurisdiction, Schedule IV hereto shall be automatically amended to include such other location). Each Grantor will hold and preserve its records relating to the Collateral, the Assigned Agreements, the Related Contracts and chattel paper and will permit representatives of the Administrative Agent at any time during normal business hours and upon reasonable notice to inspect and make abstracts from such records and other documents.

          (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and the Related Contracts. In connection with such collections, such Grantor may take (and, at the Administrative Agent's direction, will take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; PROVIDED, HOWEVER, that the Administrative Agent shall have the right at any time, upon the occurrence and during the continuance of a Default under Section 7.01(a) or (f) of the Credit Agreement, or upon the occurrence of Event of Default, in its sole discretion and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and the Related Contracts of such Grantor shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and either (A) released to such Grantor on the terms set forth in Section 5(f) so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 20(d) and
(ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon without the consent of the Administrative Agent. Upon the occurrence and during the continuance of a Default under Section 7.01(a) or
(f) of the Credit Agreement, or upon the occurrence of Event of Default, no Grantor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.

          SECTION 13. AS TO INTELLECTUAL PROPERTY COLLATERAL. (a) With respect to each material item of its Intellectual Property Collateral, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each such patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case such Grantor will give prompt notice of any such abandonment of any material Intellectual Property Collateral to the Administrative Agent.

          (b) Each Grantor agrees promptly to notify the Administrative Agent if such Grantor learns (i) that any material item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any material item of the Intellectual Property Collateral.

          (c) In the event that any Grantor becomes aware that any material item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Administrative Agent and shall take such actions, at its expense, as such Grantor or the Administrative Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

          (d) Each Grantor shall use proper statutory notice in connection with its use of each material item of its Intellectual Property Collateral. No Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

          (e) Each Grantor shall take all steps which it or the Administrative Agent deems reasonable and appropriate under the circumstances to preserve and protect each material item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

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                                       17

          (f) With respect to its Intellectual Property Collateral, each Grantor agrees to execute an agreement, in substantially the form set forth in Exhibit E hereto (an "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), for recording the security interest granted hereunder to the Administrative Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

          (g) Subject to Section 5.02(a)(vi), (vii) or (x) of the Credit Agreement, each Grantor agrees that, should it obtain an ownership interest in any material item of the type set forth in Section 1(g) which is not on the date hereof a part of the Intellectual Property Collateral (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) such Grantor shall give prompt written notice thereof to the Administrative Agent in accordance herewith and (iv) such Grantor shall execute and deliver to the Administrative Agent an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

          SECTION 14. AS TO THE ASSIGNED AGREEMENTS. (a) Each Grantor will at its expense:

                     (i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be reasonably requested from time to time by the Administrative Agent; and

                     (ii) Upon the Administrative Agent's reasonable request, furnish to the Administrative Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Administrative Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Administrative Agent may reasonably request and (B) upon request of the Administrative Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

          (b) Each Grantor agrees that it will not, unless a Default under
Section 7.01(a) or (f) of the Credit Agreement has occurred and is continuing or an Event of Default has occurred and except to the extent otherwise permitted under the Credit Agreement:

                     (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

                     (ii) amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder;

                     (iii) waive any default under or breach of any such Assigned Agreement; or

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                                      18

                     (iv) take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party.

          (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Administrative Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

          SECTION 15. PAYMENTS UNDER THE ASSIGNED AGREEMENTS. (a) Each Grantor agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to a Pledged Account.

          (b) All moneys received or collected pursuant to subsection (a) above shall be (i) released to the applicable Grantor on the terms set forth in Section 5(f) so long as no Default under Section 7.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing or
(ii) if any Default under Section 7.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing, applied as provided in
Section 20(d).

          SECTION 16. TRANSFERS AND OTHER LIENS. No Grantor shall (i) convey, transfer, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or other right to purchase or otherwise acquire, any of the Collateral, except for such conveyances, sales, transfers, assignments and dispositions that are expressly permitted under the Loan Documents, or
(ii) create, incur, assume or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created or otherwise expressly permitted under the terms of the Loan Documents.

          SECTION 17. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion following the occurrence and continuance of a Default under Section 7.01(a) or 7.01(f) or an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement and the other Loan Documents, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 11,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse, assign and collect any drafts, acceptances, instruments, chattel paper and other documents in connection with this Agreement and give full discharge to same,

          (d) to sell, transfer, assign or otherwise deal with the Collateral or any part thereof in the same manner and to the same extent as if the Administrative Agent were the absolute owner thereof,

          (e) (i) to direct any Person liable to such Grantor for any payment with respect to its Collateral to make payment of any and all moneys due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any of its Collateral, (iii) to defend any action, suit or proceeding brought against such

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                                      19

Grantor with respect to any of its Collateral and (iv) to settle, compromise or adjust any action, suit or proceeding described in clause (iii) of this Section 17(e) and, in connection therewith, to give any such discharge or release as the Administrative Agent may deem appropriate,

          (f) to file any application, petition or other request with any governmental authority for the purpose of obtaining any consent, approval or authorization therefrom or satisfying any registration, filing, notice or other requirement thereof necessary in order to fully and properly effect the sale, transfer or other disposition of any or all of its Collateral, and

          (g) to file any claims or take any action or institute any proceedings at the sole expense of such Grantor that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Administrative Agent with respect to any of the Collateral.

          SECTION 18. ADMINISTRATIVE AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may as the Administrative Agent deems necessary but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 21(b).

          SECTION 19. THE ADMINISTRATIVE AGENT'S DUTIES. (a) The powers conferred to the Administrative Agent hereunder are solely to protect its interest (and the interest of the other Secured Parties) in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder and to dispose of the Collateral in a commercially reasonable manner, the Administrative Agent shall have no duty as to any Collateral, as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.

          (b) Anything contained herein to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it to be necessary, appoint one or more subagents (each a "SUBAGENT") for the Administrative Agent hereunder with respect to all or any part of the Collateral. In the event that the Administrative Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Administrative Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor,
(ii) such Subagent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent hereunder with respect to such Collateral, and (iii) the term "Administrative Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Collateral, shall include such Subagent; PROVIDED, HOWEVER, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent.

          SECTION 20. REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a

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                                       20

secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its sole expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and
(iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Each purchaser of all or any part of the Collateral at any such sale that has been made in accordance with applicable law shall hold the property sold absolutely free from any claim, encumbrance or other right on the part of each of the Grantors, and each of the Grantors hereby waives, to the fullest extent permitted by applicable law, all rights of stay and/or appraisal that it now has or may at any time in the future have under any applicable law now existing or hereafter enacted with respect to any such sale.

          (c) All proofs of claim, rights of action and rights to assert claims under this Agreement or any of the other Collateral Documents to which any Grantor is or is to be a party may be enforced by the Administrative Agent without the possession of any of the Notes at any proceeding instituted by the Administrative Agent, and any such proceeding may be brought in its own name as agent, and any recovery or judgment shall be for the benefit of the Secured Parties. In any proceeding brought by the Administrative Agent (and in any proceeding involving the interpretation of any of the provisions of any of the Collateral Documents to which such Grantor is a party), the Administrative Agent shall be held to represent all of the Secured Parties, and it shall not be necessary to make any of the other Secured Parties party to such proceeding.

          (d) All cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 21(b)) in whole or in part by the Administrative Agent, for the ratable benefit of the Secured Parties, against all or any part of the Secured Obligations, in such order as the Administrative Agent shall elect. In determining the amounts owing to the Hedge Banks under the Bank Hedge Agreements, the Administrative Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values (as hereinafter defined) of the Bank Hedge Agreements. The term "Agreement Value" means, with respect to any of the Bank Hedge Agreements at any date of determination, the amount, if any, that would be payable to the Hedge

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                                       21

Bank party to such Bank Hedge Agreement in respect of any "AGREEMENT VALUE" under such Bank Hedge Agreement if such Bank Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association, Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition. Each determination of the Agreement Value of any of the Bank Hedge Agreements shall be made by the Administrative Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes to be accurate, but without any obligation to verify such information. Any surplus of cash or cash proceeds held by or on behalf of the Administrative Agent in accordance with this Section 20 and remaining after payment in full in cash of all of the Secured Obligations and all of the other Obligations of the Loan Parties owing under or in respect of the Loan Documents shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (e) The Administrative Agent may exercise any and all rights and remedies of any of the Grantors in respect of the Collateral (including, without limitation, any and all rights of any such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of any Collateral).

          (f) Except as otherwise permitted by this Agreement, all payments received by any of the Grantors under, in connection with any Assigned Agreement, or otherwise in respect of, any of the Collateral shall be received and held by such Grantor in trust for the benefit of the Administrative Agent, shall be segregated from the other property and funds of such Grantor and shall be delivered forthwith to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment).

          (g) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Administrative Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

          SECTION 21. INDEMNITY AND EXPENSES. (a) Without limiting any of the provisions of Section 9.04 of the Credit Agreement, each Grantor agrees to indemnify the Administrative Agent from and against any and all claims, damages, expenses, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, damages, expenses, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

          (b) Without limiting any of the provisions of Section 9.04 of the Credit Agreement, each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including without limitation the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Lenders hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          (c) Without prejudice to the survival of any of the other agreements of any of the Grantors under this Agreement or any of the other Loan Documents, the agreements and obligations of

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                                       22

each of the Grantors contained in this Section 21 and in Section 26 shall survive the payment in full of all of the Secured Obligations and all of the other Obligations of any of the Grantors owing under or in respect of the Loan Documents.

          SECTION 22. AMENDMENTS; WAIVERS; ADDITIONAL GRANTORS; ETC. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery by any Person of a supplement to this Agreement (whether pursuant to Section 5.01(k) of the Credit Agreement or otherwise), in each case in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person if it is not then a Grantor hereunder, shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor , and each reference in this Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to such Additional Grantor and each reference in any of the other Loan Documents to a "Grantor" or a "Loan Party" shall also mean and be a reference to such Additional Grantor,
(ii) the supplements attached to each of the Security Agreement Supplements shall be incorporated into and become a part of and supplement the Schedules to this Agreement, as appropriate, and the Administrative Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto, and (iii) the assignment, pledge and grant of security interest contained in such Security Agreement Supplement shall, as to such Grantor, operate as the assignment, pledge and grant of security interest, as if such assignment, pledge and grant were contained in Section 1 hereof and such Grantor was a signatory hereto.

          SECTION 23. NOTICES; ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered to any Grantor or the Administrative Agent as the case may be and addressed to it at its address set forth opposite its name on the signature pages hereto, or to any other Grantor addressed to it at its address set forth beneath the name of such other Grantor on the signature pages of the Security Agreement Supplement pursuant to which it became a party hereto, or, as to any party, at such other address as shall be designated, in the case of the Administrative Agent, by the Administrative Agent in a written notice to the U.S. Borrower, and in the case of the U.S. Borrower or any other Grantor, by the U.S. Borrower or such other Grantor in a written notice to the Administrative Agent, in each case complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

          SECTION 24. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the payment in full in cash of the Secured Obligations, the expiration or termination of all Letters of Credit and Bank Hedge Agreements and the Termination Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each of the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the

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                                       23

foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, in each case, to the provisions of
Section 9.07 of the Credit Agreement.

          SECTION 25. RELEASE; TERMINATION. (a) Upon the sale, transfer or other disposition of any item of Collateral in accordance with Section 5.02(d) of the Credit Agreement and the other terms of the Loan Documents, the Administrative Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the pledge and security interest granted hereunder; PROVIDED, HOWEVER, that:

                     (i) at the time of and after giving PRO FORMA effect to such request and release, no Default shall have occurred and be continuing;

                    (ii) such Grantor shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certification by such Grantor to the effect that the subject transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may reasonably request; and

                    (iii) the Net Cash Proceeds of any such sale, transfer or other disposition shall be applied to prepay the Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b) of the Credit Agreement.

          (b) Upon the later of the payment in full in cash of the Secured Obligations, the termination or expiration of all Letters of Credit and Bank Hedge Agreements and the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Administrative Agent will, at each Grantor's sole expense, return to such Grantor such Collateral of such Grantor in the Administrative Agent's possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents, and will execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination and revision.

          SECTION 26. SECURITY INTEREST ABSOLUTE. (a) The Obligations of each Grantor under this Agreement are independent of any of the other Obligations of any of the other Loan Parties under or in respect of the Loan Documents, and a separate action or actions may be brought or prosecuted against each of the Grantors to enforce this Agreement and the pledge, assignment and security interest granted by such Grantor hereunder, irrespective of whether any action is brought against any of the other Loan Parties or whether any of the other Loan Parties is joined in any such action or actions. All rights of the Administrative Agent and the other Secured Parties and the pledges, assignments and security interests created hereunder, and all obligations of each of the Grantors hereunder, shall be absolute, unconditional and irrevocable irrespective of, and each of the Grantors hereby irrevocably waives any defenses it may now have or may hereafter acquire in any way relating to, any or all of the circumstances described in Section 6.02 of the Credit Agreement or Section 2 of the Subsidiaries Guarantee or any other circumstance that might constitute a defense available to, or a discharge of, any of the Grantors or the other Loan Parties.

          (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Administrative Agent or any of the other Secured Parties or by any other Person upon the insolvency, bankruptcy or reorganization of any of the Grantors or otherwise, all as though such payment had not been made, and each of the Grantors hereby unconditionally and irrevocably agrees that it will indemnify the Administrative Agent and each of the other Secured Parties, upon demand, for all of the costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or such other Secured Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, a fraudulent transfer or a similar payment under any bankruptcy, insolvency or similar law.

          SECTION 27. SEVERABILITY. The provisions of this Agreement are severable, and if any term or provision shall be held illegal, invalid or unenforceable in whole or in part in any jurisdiction, then such illegality, invalidity or unenforceability shall affect only such term or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such term or provision in any other jurisdiction, or any other term or provision of this Agreement in any jurisdiction.

          SECTION 28. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          SECTION 29. THE MORTGAGES. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          SECTION 30. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the perfection and the effect of perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral, pursuant to the laws of the State of New York, are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                ACCURIDE CORPORATION


                                By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz

                                ACCURIDE TEXAS, INC.


                                By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz

                                ACCURIDE VENTURES, INC.


                                By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz


                                ACCURIDE KENTUCKY HOLDING
                                COMPANY

                                By:
                                   --------------------------------------------
                                    Name:
                                    Title:


                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz


                                ACCURIDE CUYAHOGA FALLS, INC.

                                By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle

                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz


                                ACCURIDE TENNESSEE HOLDING
                                COMPANY

                                By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz


                                ACCURIDE HENDERSON FACILITIES
                                MANAGEMENT CORPORATION

                                By:
                                   --------------------------------------------
                                    Name:
                                    Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz

                                ACCURIDE HENDERSON LIMITED
                                LIABILITY COMPANY

                                     By: ACCURIDE HENDERSON
                                         FACILITIES MANAGEMENT
                                         CORPORATION
                                         as Member


                                     By:
                                         ---------------------------
                                         Name:
                                         Title:


                                     By: ACCURIDE VENTURES, INC.
                                         as Member


                                     By:
                                         ---------------------------
                                         Name:
                                         Title:



                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz


                                ACCURIDE COLUMBIA FACILITIES
                                MANAGEMENT CORPORATION


                                By:
                                   ---------------------------------------------
                                    Name:
                                    Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz

                                ACCURIDE COLUMBIA GENERAL
                                PARTNERSHIP


                                     By: ACCURIDE VENTURES, INC.,
                                         its General Partner


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz


                                AKW L.P.


                                     By: AKW GENERAL PARTNER L.L.C.
                                         as General Partner


                                     By: ACCURIDE VENTURES, INC.,
                                         as Member


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:


                                     By: ACCURIDE CORPORATION,
                                         as Member


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel


                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz

                                ACCURIDE GENERAL PARTNERSHIP
                                L.L.C

                                     By: ACCURIDE VENTURES, INC.,
                                         as Member


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:


                                     By: ACCURIDE CORPORATION,
                                         as Member


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:

                                Address: P.O. Box 15600
                                         7140 Office Circle
                                         Evansville, IN  47716
                                         Attn:  Office of General Counsel

                                WITH A COPY TO:

                                Address: KKR
                                         2800 Sand Hill Road, Suite 200
                                         Menlo Park, CA  94205
                                         Attn:  Fred Goltz

                                                             SCHEDULE I TO THE
                                                            SECURITY AGREEMENT


                               INVESTMENT PROPERTY


-------------------------------------------------------------------------------------------------------------------------------
                               Name &  Address                    Name & Address                             Account
Grantor                        of Investment                      of Investment Representative               Number
-------------------------------------------------------------------------------------------------------------------------------
Accuride Corporation           Nations Funds                      Banc of America Securities LLC             878283
                               P. O. Box 34602                    233 S. Wacker Dr. - 27th Floor
                               Charlotte, NC  28254-4602          Chicago, IL  60697-6306
-------------------------------------------------------------------------------------------------------------------------------


                                                            SCHEDULE II TO THE
                                                            SECURITY AGREEMENT


                              INTENTIONALLY OMITTED

                                                           SCHEDULE III TO THE
                                                            SECURITY AGREEMENT


                      LOCATIONS OF EQUIPMENT AND INVENTORY


-----------------------------------------------------------------------------------------------------------------
Grantor                         Location of Equipment                        Location of Inventory
-----------------------------------------------------------------------------------------------------------------
Accuride Corporation            2315 Adams Lane                              2315 Adams Lane
                                Henderson, KY                                Henderson, KY

                                7140 Office Circle                                 --
                                Evansville, IN

                                981 Industrial Park Road                     981 Industrial Park Road
                                Columbia, TN*                                Columbia, TN*

                                20401 Trolley Drive                          20401 Trolley Drive
                                Taylor, MI*                                  Taylor, MI*

                                                                             (Consigned to AOT)
                                                                                  4800 Gateway Blvd.
                                                                                  Springfield, OH

                                                                                  R.R. 7 St. Thomas
                                                                                  Ontario
-----------------------------------------------------------------------------------------------------------------
Accuride Canada, Inc.           31 Firestone Blvd.                           31 Firestone Blvd.
                                London, Ontario                              London, Ontario
-----------------------------------------------------------------------------------------------------------------

Accuride Henderson LLC          2315 Adams Lane                              N/A
                                Henderson, KY

                                981 Industrial Park Road
                                Columbia, TN*

                                7140 Office Circle
                                Evansville, IN
-----------------------------------------------------------------------------------------------------------------

AKW LP                          1015 E. 12th Street #200                     1015 E. 12th Street #200
                                Erie, PA  16510*                             Erie, PA  16510*

                                129 Marc Drive - Suite B 129 Marc Drive -
                                Suite B Cuyahoga Falls, OH 44223* Cuyahoga
                                Falls, OH 44223
-----------------------------------------------------------------------------------------------------------------

Accuride Columbia GP            981 Industrial Park Road                     N/A
                                Columbia, TN*
-----------------------------------------------------------------------------------------------------------------


                                                            SCHEDULE IV TO THE
                                                            SECURITY AGREEMENT


                         JURISDICTION OF ORGANIZATION
                                      AND
                       FEDERAL TAX IDENTIFICATION NUMBER


         Grantor                                  Jurisdiction                                    Organizational
                                                       of                      Federal Tax        Identification
                                                  Organization           Identification No.               Number
                                                  ------------           ------------------               ------
Accuride Corporation                                Delaware                   61-1109077                2107517
Accuride Texas, Inc.                                Delaware                   74-2568153                2227684
Accuride Ventures, Inc.                             Delaware                   86-0872017                2744081
Accuride Kentucky Holding Company                   Delaware                   52-2090481                2845926
Accuride Henderson Facilities Management Corp.      Delaware                   52-2090477                2845927
Accuride Tennessee Holding Company                  Delaware                   52-2090348                2845928
Accuride Columbia Facilities Management Corp.       Delaware                   52-2090478                2845929
Accuride Cuyahoga Falls, Inc.                       Delaware                   34-1949556                3368486
Accuride Henderson Limited Liability Company        Delaware                   61-1318596                2845930
Accuride Columbia General Partnership               Delaware                   61-1318595                    N/A
AKW, L.P.                                           Delaware                   76-0534862                2744430
AKW General Partner, L.L.C.                         Delaware                   76-0534861                2742723


                                                             SCHEDULE V TO THE
                                                            SECURITY AGREEMENT


                            PATENTS, TRADEMARKS AND
                     TRADE NAMES, COPYRIGHTS AND LICENSES


                                                                                                 Appl. Or
A. PATENTS/APPLICATIONS US/Canada                         Country              Status            Reg. No.             Date
                                                          -------              ------            --------             ----
Full-Faced Steel Vehicle Wheel and                          US                Patented          6,193,321        Feb. 27, 2001
Method of Manufacture
Full-Faced Steel Vehicle Wheel and Method of              Canada          Pending PCT         PCT/US99/
Method of Manufacture                                                          Appl.             26522
Method of Manufacturing a Full-Faced                        US                Patented          6,073,347        June 13, 2000
Steel Vehicle Wheel
Apparatus for Centering a Wheel on a                        US                Patented          5,692,811         Dec. 2, 1997
Hub
Apparatus for Centering a Wheel on a                      Canada              Patented          2,114,261        Dec. 22, 1998
Hub
Wheel Balance Weight                                        US                Patented          5,228,754        July 20, 1993
Vehicle Wheel                                               US                Patented          5,772,228        June 30, 1998
Method of Making a Vehicle Wheel                            US                Patented          6,029,351        Feb. 29, 2000
Vehicle Wheel                                             Canada            Pending Appl.        2248548
Wheel Hand Hole Design                                      US              Pending Appl.       29/064,259
Wheel Hand Hole Design                                    Canada              Patented            74021          Mar. 17, 1994


PATENT/APPLICATIONS -                                                                      Appl. Or
INTERNATIONAL                                  Country                Status               Reg. No.                Date
                                               -------                ------               --------                ----
Full-faced Steel Vehicle Wheel and              Europe          Pending PCT Appl.       PCT/US99/26522
Method of Manufacture                           Mexico
Apparatus for Centering a Wheel on a            Mexico              Patented               189,091            June 11, 1998
Hub
Vehicle Wheel                                   Mexico            Pending Appl.             987315
Vehicle Wheel                                   Japan             Pending Appl.           501907/98
Vehicle Wheel                              European Patent        Pending Appl.           97931561.1
                                             Office (UK,
                                           Germany, Italy,
                                           France, Sweden)
Vehicle Wheel                                   Brazil            Pending Appl.           9709665-2
Wheel Hand Hole Design                          Mexico              Patented                 5961             Apr. 26, 1993




                                                                             Appl. Or
B.  Trademarks                          Country           Status             Reg. No.
                                        -------           ------             --------
Accu-Forge                                 US              Reg.               981871
Accu-Lite                                  US              Reg.               818587
Accu-Ride                                  US              Reg.               698057
Accu-Ride                                  US              Reg.               912540
Aluminator                                 US              Reg.               2417777
Commander                                  US              Reg.               702487
Duplex                                     US              Reg.               759558
Octo Nest                                  US              Reg.               1199529
Radial Commander                           US              Reg.               988254
Wheel-Guard                                US              Reg.               1300461
Accu-Lite                                Canada            Reg.               163800
Accu-Ride                                Canada            Reg.               163813
Commander                                Canada            Reg.               164489

Accuride                                 Mexico            Reg.                509785
Accuride de Mexico                       Mexico            Reg.                571607
Accuride de Mexico                       Mexico            Reg.                571609
Commander                                Mexico            Reg.                573916
Commander                                Mexico            Reg.                572265
Duplex                                   Mexico            Reg.                572263
Duplex                                   Mexico            Reg.                572264
Innovacion en Ruedas                     Mexico            Reg.                19403
Accuride                                Benelux            Reg.                596348
Accu-Ride                               Benelux            Reg.                 69432
Accu-Ride                                Spain             Reg.                377912
Accuride                                 Spain             Reg.                1564529
ESW                                      Japan             Reg.                2575302
Accuride                               Argentina           Reg.                1661676
Accuride                               Australia           Reg.                A533675
Accuride                                Bolivia         Appl. Pend.             2732
Accuride                                 Chile              Reg.               583715
Accuride                                 China              Reg.               1108097
Accuride                               Colombia             Reg.               186422
Accuride                                Ecuador             Reg.               5927-00
Accuride                                France              Reg.              96/639717
Accuride                                Germany             Reg.              39635876
Accuride                                 Italy              Reg.             MI96C007568
Accuride                                 Peru               Reg.                87691
Accuride                                 Saudi              Reg.                7/418
                                        Arabia
Accuride                                 South              Reg.              95/13996
                                        Africa


Accuride                              South Korea          Reg.               221081
                                         Korea
Accuride                                 Sweden            Reg.               232614
Accuride                               Thailand         Appl. Pend.           429135
Accuride                                Turkey             Reg.               171965
Accuride                                Uruguay            Reg.               289514
Accuride                               Venezuela           Reg.              2910-96


Note: All Patents and Trademarks are owned by Accuride Corporation.

C. COPYRIGHTS

none

D. LICENSES

                    (i) Miscellaneous third party (off the shelf) computer software licenses (assignment (assignment requires consent)


Technology Cross License dated November 16, 2000 by and between Accuride Corporation and Gianetti Ruote SpA. - Nonexclusive, Royalty free cross license regarding sharing of wheel manufacturing technology. (Assignment requires consent)

                                                              SCHEDULE VI TO THE
                                                              SECURITY AGREEMENT


                                PLEDGED ACCOUNTS


------------------------------------------------------------------------------------------------------------------------------------
                                   Name and Address of           Mailing Address of
Grantor                            Pledged Account Bank          Lockbox                         Account Number
------------------------------------------------------------------------------------------------------------------------------------

Accuride Corporation               Bank One                                                      3613900-64 (Concentration Acct)
                                   P. O. Box 206A                P. O. Box 905458                5302749 (Lockbox)
                                   Detroit, Michigan 48232       Charlotte, NC  28290-5458       0000655056 (A/P)
                                                                                                 23332 (Payroll)
                                   Bank of Nova Scotia           P. O. Box 8866
                                   44 King Street West           Postal Station A                80002 01355 18 (Lockbox)
                                   Toronto, Ontario              Toronto, ON  M5W 1P8
------------------------------------------------------------------------------------------------------------------------------------

Accuride Canada, Inc.              Bank of Nova Scotia                                           372-14 (CND$ Concentration Acct)
                                   44 King Street West                                           29-17 (US$ Concentration Acct)
                                   Toronto, Ontario                                              535-11 (Payroll)
                                                                                                 1143-16 (Payroll)
                                                                                                 598-11 (Payroll)
                                                                                                 805-19 (Payroll)
                                                                                                 1001-10 (Payroll)
                                                                                                 756-12 (Payroll)
------------------------------------------------------------------------------------------------------------------------------------

Accuride Henderson Facilities      Bank One                                                      3612762-14 (Checking acct)
Mgmt Corp                          P. O. Box 206A                                                3613897-44 (Checking acct)
                                   Detroit, Michigan 48232
------------------------------------------------------------------------------------------------------------------------------------

Accuride Kentucky Holding Company  Bank One                                                      3612761-34 (Checking acct)
                                   P. O. Box 206A                                                3613896-64 (Checking acct)
                                   Detroit, Michigan 48232
------------------------------------------------------------------------------------------------------------------------------------

Accuride Tennessee Holding         Bank One                                                      3612763-94 (Checking acct)
Company                            P. O. Box 206A                                                3613898-24 (Checking acct)
                                   Detroit, Michigan 48232
------------------------------------------------------------------------------------------------------------------------------------

Accuride Columbia Facilities       Bank One                                                      3612764-74 (Checking acct)
Mgmt. Corp                         P. O. Box 206A                                                3613899-04 (Checking acct)
                                   Detroit, Michigan 48232
------------------------------------------------------------------------------------------------------------------------------------

Accuride Columbia General          Bank One                                                      3613902-24 (Checking acct)
Partnership                        P. O. Box 206A
                                   Detroit, Michigan 48232
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                   Name and Address of           Mailing Address of
Grantor                            Pledged Account Bank          Lockbox                         Account Number
------------------------------------------------------------------------------------------------------------------------------------
Accuride Cuyahoga Falls, Inc.      Bank One                                                      43962 (Payroll)
                                   P. O. Box 206A
                                   Detroit, Michigan 48232
------------------------------------------------------------------------------------------------------------------------------------

AKW LP                             Bank One                                                      696489 (Checking acct)
                                   P. O. Box 206A
                                   Detroit, Michigan 48232

------------------------------------------------------------------------------------------------------------------------------------


                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT



                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                                                          [Date]


Citicorp USA, Inc.,
     as the Administrative Agent for the
     Secured Parties referred to in the
     Credit Agreement referred to below
     388 Greenwich Street
     New York, NY 10019
     Attn:
           -------------------

                               [NAME OF BORROWER]


Ladies and Gentlemen:

          Reference is made to (i) the Second Amended and Restated Credit Agreement dated as of July 27, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Accuride Corporation, a Delaware corporation and Accuride Canada, a corporation organized under the laws of Ontario, Canada, as Borrowers, the Lender Parties party thereto, Citicorp USA, Inc., as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lender Parties, and (ii) the Security Agreement dated as of July 27, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

          Section 1. GRANT OF SECURITY. The undersigned hereby assigns and pledges to the Administrative Agent for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

          Section 2. SECURITY FOR OBLIGATIONS. The pledge and assignment of, and the grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          Section 3. SUPPLEMENTS TO SECURITY AGREEMENT SCHEDULES. The undersigned has attached hereto supplemental Schedules I, II, III, IV, V[,] [and] VI [and VII] to Schedules I, II, III, IV, V[,] [and] VI [and VII], respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

          Section 4. REPRESENTATIONS AND WARRANTIES. The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

          Section 5. OBLIGATIONS UNDER THE SECURITY AGREEMENT. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

          Section 6. GOVERNING LAW. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                           Very truly yours,

                                           [NAME OF ADDITIONAL GRANTOR]

                                           By:
                                               ------------------------------
                                               Name:
                                               Title:

                                           Address for notices:

                                           -----------------------
                                           -----------------------
                                           -----------------------

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT


                         FORM OF PLEDGED ACCOUNT LETTER



                                                           _______________, ____

[Name and address
of Pledged Account Bank]

                              [Name of the Grantor]

Gentlemen/women:

          Reference is made to [the lockboxes listed on Schedule I hereto into which certain monies, instruments and other properties are deposited from time to time and] the deposit accounts listed on Schedule I hereto (such [lockboxes and] deposit accounts being, collectively, the "PLEDGED ACCOUNTS") maintained with you by ____________________ (the "GRANTOR"). Pursuant to the Security Agreement dated July __, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), the Grantor has granted to Citicorp USA, Inc., as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Secured Parties referred to in the second amended and restated Credit Agreement dated as of July __, 2001, with [the Grantor], a security interest in certain property of the Grantor, including, among other things, the following (the "ACCOUNT COLLATERAL"): each Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral. It is a condition to the continued maintenance of the Pledged Accounts with you that you agree to this letter agreement.

          By executing this letter agreement, you acknowledge notice of, and consent to the grant of the security interest in, and the pledge and assignment of, the Account Collateral to the Administrative Agent for the benefit of the Secured Parties and you confirm to the Administrative Agent that the description of the Pledged Accounts set forth on Schedule I hereto is correct and that you have not received any notice of any other security interest in, pledge or assignment of, or other claim (other than that of the Grantor) on, any of the Pledged Accounts. Further, you hereby agree with the Administrative Agent that:

          (a) Notwithstanding anything to the contrary in any other agreement relating to any Pledged Account, each Pledged Account is and will be subject to the security interest, pledge and assignment created under the Security Agreement, will be maintained solely for the benefit of the Secured Parties in accordance with the provisions of the Loan

     Documents, will have the title set forth opposite the account number therefor on Schedule I hereto and will be transferred as indicated in clause (f) below or as otherwise instructed only by an officer of the Administrative Agent. Only the Administrative Agent is authorized to withdraw amounts from, to draw upon, or, except as otherwise set forth herein, to otherwise exercise any powers with respect to the Pledged Accounts and the funds deposited therein. The Administrative Agent authorizes and directs that the sole signatories authorized to act on behalf of the Administrative Agent with respect to the Pledged Accounts are and shall be such officers of the Administrative Agent as the Administrative Agent may from time to time designate in a writing acceptable to you. You may rely without liability on any such written designation, absent manifest error, unless and until you receive a written designation to the contrary. Any such written designation shall include the specimen signature of each authorized officer of the Administrative Agent.

          (b) You will collect mail from each Pledged Account on each of your business days at times that coincide with the delivery of mail thereto.

          (c) You will follow your usual operating procedures for the handling of any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc. received in any Pledged Account.

          (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Pledged Accounts.

          (e) You will maintain a record of all checks and other remittance items received in each Pledged Account and, in addition to providing the Grantor with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Administrative Agent a monthly statement of each Pledged Account, to be mailed or telecopied to the Administrative Agent at: _______________, __________, __________,
     Telecopier No. __________, Attention: __________.

          (f) You will transfer, in same day funds, on each of your business days, all amounts collected from each Pledged Account on such day to the following account (the "CASH CONCENTRATION ACCOUNT"):

                                    [Name of the Borrower]
                           Account No. __________
                           ______________________
                           _________________,
                           ________, _____
                           Attention: ____________________

     Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

          (g) All transfers referred to in paragraph (f) above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and you will not seek to recover from the Administrative Agent for any reason any such payment once made.

          (h) All service charges and fees with respect to any Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to the applicable Pledged Account [, but may be charged to another account maintained by the Grantor with you].

          (i) The Administrative Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Accounts and the other Account Collateral in accordance with the terms of the Security Agreement, and you shall comply in all respects with such exercise.

          You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized to do so.

          No amendment or waiver of any provision of this letter agreement, nor consent to any departures by you or the Grantor herefrom, shall be effective unless the same shall be in writing as signed by you, the Grantor and the Administrative Agent.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement upon thirty days' prior written notice to the Grantor and the Administrative Agent. Upon such termination you shall close the Pledged Accounts and transfer all funds in the Pledged Accounts to the Cash Concentration Account or another account as instructed by the Administrative Agent at such time. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Cash Concentration Account or to such other account as instructed by the Administrative Agent at such time all funds and other property received in respect of the Pledged Accounts.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

          Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to ________________, _______________,
__________, ________ ______, Telecopier No.: (212) ___-____, Attention:
________________. If you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

          This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   Very truly yours,

                                   [NAME OF GRANTOR]

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   CITICORP USA, INC., as Administrative
                                   Agent

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:



Acknowledged and agreed to as of
the date first above written:

[NAME OF PLEDGED ACCOUNT BANK]

By:
    ----------------------------
    Name:
    Title:

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT

                          FORM OF CONSENT AND AGREEMENT

          The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated July __, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) from the grantors party thereto (the "GRANTORS") and certain other grantors from time to time party thereto to Citicorp USA, Inc., as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Administrative Agent of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Administrative Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Administrative Agent that:

          (i) The undersigned will make all payments to be made by it under or in connection with the __________ Agreement dated _______________, ____ (the "ASSIGNED AGREEMENT") between the undersigned and the Grantor directly to the Cash Concentration Account (Account No. [__________] with Citibank at [___________]) or otherwise in accordance with the instructions of the Administrative Agent.

          (ii) [All payments referred to in paragraph (i) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.]

          (iii) The Administrative Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

          (iv) The undersigned will not, without the prior written consent of the Administrative Agent, (A) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, or (B) amend, amend and restate, supplement or otherwise modify the Assigned Agreement, except, in each case, to the extent otherwise permitted under the Credit Agreement referred to in the Security Agreement.

          (v) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives written notice thereof to the Administrative Agent and permits the Grantor and the Administrative Agent the period of time afforded to the Grantor under the Assigned Agreement to cure such default.

          (vi) The undersigned shall deliver to the Administrative Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

          (vii) Except as specifically provided in this Consent and Agreement, neither the Administrative Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

          [In order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Bank Hedge Agreements from time to time, the undersigned repeats and reaffirms for the benefit of the Secured Parties the representations and warranties made by it in the Assigned Agreement.]

          This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:                                    [NAME OF OBLIGOR]
        ---------------, ----

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                EXHIBIT D TO THE
                                                              SECURITY AGREEMENT

                            FORM OF CONTROL AGREEMENT
                              (Securities Account)


          CONTROL AGREEMENT dated as of July __, 2001, among ____________, a ___________ (the "GRANTOR"), Citicorp USA, Inc., as Administrative Agent (the "SECURED PARTY"), and _________, a _________ ("____________"), as securities intermediary (the "SECURITIES INTERMEDIARY").


PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "SECURITY Interest") in account no. _______________ maintained by the Securities Intermediary for the Grantor (the "Account").

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          Section 1. THE ACCOUNT. The Securities Intermediary represents and warrants to, and agrees with, the ___________ Secured Party that:

          (a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

          (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

          (c) The securities intermediary's jurisdiction with respect to the Account is, and will continue to be for so long as the Security Interest shall be in effect, the State of [New York].

          (d) Schedule I attached hereto is a statement of the property credited to the Account on the date hereof.

          (e) The Securities Intermediary does not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

          Section 2. CONTROL BY SECURED PARTY. The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an "ENTITLEMENT ORDER") or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Secured Party without further consent by the Grantor or any other person.

          Section 3. GRANTOR'S RIGHTS IN ACCOUNT.

          (a) Except as otherwise provided in this Section 3, the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Secured Party.

          (b) Until the Securities Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "NOTICE OF EXCLUSIVE CONTROL"), the Securities Intermediary may distribute to the Grantor all interest and regular cash dividends on property in the Account.

          (c) The Securities Intermediary will not comply with any Entitlement Order originated by the Grantor that would require the Securities Intermediary to make a free delivery to the Grantor or any other person.

          (d) If the Securities Intermediary receives from the Secured Party a Notice of Exclusive Control, the Securities Intermediary will cease:

          (i) complying with Entitlement Orders or other directions relating to the Account originated by the Grantor and

          (ii) distributing to the Grantor interest and dividends on property in the Account.

          Section 4. PRIORITY OF SECURED PARTY'S SECURITY INTEREST. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

          (b) The Securities Intermediary will not agree with any third party that the Securities Intermediary will comply with Entitlement Orders originated by the third party.

          Section 5. STATEMENTS, CONFIRMATIONS, AND NOTICES OF ADVERSE CLAIMS.
(a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

          (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

          Section 6. THE SECURITIES INTERMEDIARY'S RESPONSIBILITY. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Securities Intermediary will not be liable to the Grantor for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

          Section 7. INDEMNITY. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          Section 8. TERMINATION; SURVIVAL. (a) The Secured Party may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Securities Intermediary may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, PROVIDED that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

          (c) Sections 6 and 7 will survive termination of this Agreement.

          Section 9. GOVERNING LAW. This Agreement and the Account will be governed by the law of the State of New York. The Securities
Intermediary and the Grantor may not change the law governing the Account without the Secured Party's express prior written agreement.

          Section 10. ENTIRE AGREEMENT. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          Section 11. AMENDMENTS. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          Section 12. FINANCIAL ASSETS. The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

          Section 13. NOTICES. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          Section 14. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

          Section 15. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          [NAME OF GRANTOR]

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                          Address:
                                          ---------------------------------
                                          ---------------------------------

                                          CITICORP USA, INC., as
                                              Administrative Agent

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                          Address:
                                          ---------------------------------
                                          ---------------------------------


                                          [NAME OF SECURITIES
                                            INTERMEDIARY]

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                          Address:
                                          ---------------------------------
                                          ---------------------------------

                                                                EXHIBIT E TO THE
                                                              SECURITY AGREEMENT


                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT") dated July __, 2001, is made by the grantors listed on the signature pages hereof (collectively, the "GRANTORS") in favor of Citicorp USA, Inc. ("CUSA"), as administrative agent (the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS, Accuride Corporation, a Delaware Corporation and Accuride Canada, Inc., a corporation existing under the laws of Ontario, Canada, have entered into the Second Amended and Restated Credit Agreement dated as of July __, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with CUSA, as Administrative Agent and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, as a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry into Bank Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated July __, 2001 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

          WHEREAS, under the terms of the Security Agreement, Grantors have granted a security interest in, among other property, certain intellectual property of the Grantors to the Administrative Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          Section 16. GRANT OF SECURITY. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

               (i) the United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement being in substantially the form of Exhibit G to the Security Agreement (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by such Grantor to the

          Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

               (ii) the United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Administrative Agent from time to time) (the "TRADEMARKS");

               (iii) the copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Administrative Agent from time to time) (the "COPYRIGHTS");

               (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (v) any and all proceeds of the foregoing.

          SECTION 17. SECURITY FOR OBLIGATIONS. The pledge and assignment of, and the grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of each Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 18. RECORDATION. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

          SECTION 19. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 20. GRANTS, RIGHTS AND REMEDIES. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 21. GOVERNING LAW. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                      ACCURIDE TEXAS, INC.

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


                                      ACCURIDE VENTURES, INC.

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


                                      ACCURIDE KENTUCKY HOLDING
                                      COMPANY

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


                                      ACCURIDE HENDERSON FACILITIES
                                      MANAGEMENT CORPORATION

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:



                                      ACCURIDE HENDERSON LIMITED
                                      LIABILITY COMPANY

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:

                                      ACCURIDE TENNESSEE HOLDING
                                      COMPANY

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


                                      ACCURIDE COLUMBIA FACILITIES
                                      MANAGEMENT CORPORATION

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


                                      ACCURIDE COLUMBIA GENERAL
                                      PARTNERSHIP

                                      By:  ACCURIDE VENTURES, INC., its
                                           General Partner

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


Acknowledged and agreed to
as of the date first above written:

[                          ]
 --------------------------
By:
    ----------------------
Name:

                                                                EXHIBIT F TO THE
                                                              SECURITY AGREEMENT


           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP SECURITY AGREEMENT Supplement") dated ________, ____, is made by the Person listed on the signature page hereof (the "GRANTOR") in favor of Citicorp USA, Inc. ("CUSA"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS, Accuride Corporation, a Delaware corporation and Accuride Canada, a corporation existing under the laws of Ontario, Canada, have entered into the second amended and restated Credit Agreement dated as of July __, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Citicorp USA, Inc., as Administrative Agent and Administrative Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated July __, 2001 made by the Grantors and such other Persons to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"). To create a short form version of the Security Agreement covering certain intellectual property of the Grantor and such other Persons for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities, the Grantor and such other Persons have executed and delivered that certain Intellectual Property Security Agreement made by the Grantor and such other Persons to the Administrative Agent dated July __, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT").

          WHEREAS, under the terms of the Security Agreement and the IP Security Agreement, the Grantor has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Administrative Agent for the ratable benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

          SECTION 1. CONFIRMATION OF GRANT OF SECURITY. The Grantor hereby acknowledges and confirms the grant of a security interest to the Administrative Agent for the ratable benefit of the Secured Parties under the Security Agreement and the IP Security Agreement in and to all of the Grantor's right, title and interest in and to the following (the "ADDITIONAL COLLATERAL"):

               (i) The United States, international, and foreign patents, patent applications, and patent licenses set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

               (ii) The United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule A hereto (the "TRADEMARKS");

               (iii) The copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule A hereto (the "COPYRIGHTS");

               (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (v)   any and all proceeds of the foregoing.

          SECTION 2. SUPPLEMENT TO SECURITY AGREEMENT AND IP SECURITY AGREEMENT.
Schedule V to the Security Agreement and Schedule A to the IP Security Agreement are each, effective as of the date hereof, hereby supplemented to add to such Schedules the Additional Collateral.

          SECTION 3. RECORDATION. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

          SECTION 4. GOVERNING LAW. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       [NAME OF GRANTOR]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       Address for Notices:

                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------

Acknowledged and agreed to as of
the date first above written:

[                    ]
 --------------------

By:
    -----------------
    Name:
    Title:

                                                                EXHIBIT G TO THE
                                                              SECURITY AGREEMENT


                    FORM OF CASH CONCENTRATION ACCOUNT LETTER


                                                   ---------------, ----

[Name and address
of Collateral Bank]

                             [NAME OF THE BORROWER]

Gentlemen/women:

          Reference is made to (i) deposit account no. __________ (the "CASH CONCENTRATION ACCOUNT") and (ii) deposit account no. _________ (the "OPERATING ACCOUNT"), in each case into which certain monies, instruments and other properties are deposited from time to time (collectively, the "PLEDGED ACCOUNTS") maintained with you by ____________________ (the "GRANTOR"). Pursuant to the Security Agreement dated July __, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), the Grantor has granted to Citicorp USA, Inc., as Administrative Agent (together with any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Secured Parties referred to in the second amended and restated Credit Agreement dated as of July __, 2001, with the Grantor, a security interest in, and upon issuance of written instructions of the Administrative Agent pursuant to paragraph (g) below, sole dominion and control of, certain property of the Grantor, including, among other things, the following (the "ACCOUNT COLLATERAL"): each Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral. It is a condition to the continued maintenance of the Pledged Accounts with you that you agree to this letter agreement.

          By executing this letter agreement, you acknowledge notice of, and consent to the grant of the security interest in, and the pledge and assignment of, the Account Collateral to the Administrative Agent for the benefit of the Secured Parties and you confirm to the Administrative Agent that the description of the Pledged Accounts set forth on Schedule I hereto is correct and that you have not received any notice of any other security interest in, pledge or assignment of, or other claim (other than that of the Grantor) on, any of the Pledged Accounts. Further, you hereby agree with the Administrative Agent that:

          (a) Notwithstanding anything to the contrary in any other agreement relating to any Pledged Account, each Pledged Account is and will be subject to the security interest, pledge and assignment created under the Security Agreement, will be maintained solely for the benefit of the Secured Parties in accordance with the provisions of the Loan

     Documents, will have the title set forth opposite the account number therefor on Schedule I hereto and, upon the issuance of written instructions of the Administrative Agent pursuant to paragraph (g) below, will be subject to written instructions only from an officer of the Administrative Agent. Upon the issuance of written instructions by the Administrative Agent pursuant to paragraph (g) below, only the Administrative Agent will be authorized to withdraw amounts from, to draw upon, or, except as otherwise set forth herein, to otherwise exercise any powers with respect to the Pledged Accounts (other than the Operating Account, as to which authorized signatories of the Borrower shall have such powers, subject to the terms and conditions of this letter agreement) and the funds deposited therein. You agree to follow any written instructions of the Administrative Agent without any further consent from the Grantor. The Administrative Agent authorizes and directs that the sole signatories authorized to act on behalf of the Administrative Agent with respect to the Pledged Accounts are and shall be such officers of the Administrative Agent as the Administrative Agent may from time to time designate in a writing acceptable to you. You may rely without liability on any such written designation, absent manifest error, unless and until you receive a written designation to the contrary. Any such written designation shall include the specimen signature of each authorized officer of the Administrative Agent.

          (b) You will collect mail from each Pledged Account on each of your business days at times that coincide with the delivery of mail thereto.

          (c) You will follow your usual operating procedures for the handling of any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc. received in any Pledged Account.

          (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Cash Concentration Account.

          (e) You will maintain a record of all checks and other remittance items received in each Pledged Account and, in addition to providing the Grantor with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Administrative Agent a monthly statement of each Pledged Account, to be mailed or telecopied to the Administrative Agent at: _______________, __________, __________,
     Telecopier No. __________, Attention: __________.

          (f) Unless the Administrative Agent shall have made the request referred to in paragraph (g) below:

               (i) you will transfer amounts on deposit in the Cash Concentration Account to the Operating Account to the extent necessary to pay all checks drawn on, and all amounts otherwise withdrawn from, the Operating Account; and

               (ii) you will from time to time (x) invest amounts on deposit in the Cash Concentration Account in such Cash Equivalents (as defined in the Credit

          Agreement, a copy of which definition has been furnished to you) in the name of the Grantor as the Grantor may select, and (y) invest interest paid on the Cash Equivalents referred to in clause (x) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Grantor as the Grantor may select. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the Cash Concentration Account. In addition, the Administrative Agent has the right at any time to direct you to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger denominations, or for other Cash Equivalents, and you agree to comply with any such direction.

          (g) Upon the written request of the Administrative Agent to you, you will transfer, in same day funds, on each of your business days thereafter until the Administrative Agent withdraws such request in writing (in which case the provisions of paragraph (g) shall again become operative), all amounts collected from or on deposit in the Pledged Accounts (or such lesser amounts as the Administrative Agent shall direct) on such day to the following account (the "COLLATERAL ACCOUNT"):

                                    [Name of the Grantor]
                           Account No. ________

                           ______________
                           ______________
                           ______________
                           Attention:  ______________

     Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

          (h) All transfers referred to in paragraph (g) above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and you will not seek to recover from the Administrative Agent for any reason any such payment once made.

          (i) All service charges and fees with respect to any Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to the applicable Pledged Account [, but may be charged to another account maintained by the Grantor with you].

          (j) The Administrative Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Accounts and the other Account Collateral in accordance with the terms of the Security Agreement, and you shall comply in all respects with such exercise.

          You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized to do so.

          No amendment or waiver of any provision of this letter agreement, nor consent to any departures by you or the Grantor herefrom, shall be effective unless the same shall be in writing as signed by you, the Grantor and the Administrative Agent.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement upon thirty days' prior written notice to the Grantor and the Administrative Agent. Upon such termination you shall close the Pledged Accounts and transfer all funds in the Pledged Accounts to the Collateral Account or another account as instructed by the Administrative Agent at such time. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collateral Account or to such other account as instructed by the Administrative Agent at such time all funds and other property received in respect of the Pledged Accounts.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

          Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to ________________, _______________,
__________, ________ ______, Telecopier No.: (212) ___-____, Attention:
________________. If you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

          This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          Very truly yours,

                                          [NAME OF GRANTOR]

                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

                                          CITICORP USA, INC., as Administrative
                                          Agent

                                          By:
                                              ---------------------
                                              Name:
                                              Title:

Acknowledged and agreed to as of
the date first above written:

[NAME OF COLLATERAL BANK]


By:
    ---------------------
    Name:
    Title: